UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 1, 2010


                         Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                   36-0767530
 ------------------------------                   ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)


         225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432
         --------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-4199
               --------------------------------------------------
               (Registrant's telephone number including area code)


          1 North Federal Highway, Suite 201 Boca Raton, Florida 33432
          ------------------------------------------------------------
                 (Former Address of Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

          Effective March 1, 2010, BKF Capital Group, Inc. (the "Company") relocated its offices to 225 N.E. Mizner Boulevard, Suite 400, Boca Raton, Florida 33432 (the "Premises"). The Company's telephone number (561) 362-4199 shall remain the same. The Company shall occupy the Premises, which is approximately 2,418 square feet, pursuant to an Agreement of Sublease, dated as of March 1, 2010 (the "Sublease"), by and between the Company and Lion Gables Realty Limited Partnership, a Delaware limited partnership. The Sublease is for a term of 5 years from March 1, 2010 through February 28, 2015 and the Company shall pay a monthly base rent of $5,037.50 throughout the Sublease term, plus certain additional rent. The monthly base rent includes all operating expense and taxes. A copy of the form Sublease is attached hereto as an Exhibit 10.38.


Item 1.02 Termination of a Material Definitive Agreement.

          Pursuant to an agreement between the Company and 1st United, LLC the sublease between 1st United, LLC and the Company, dated January 1, 2009 relating to the Company's offices located at 1 North Federal Highway, Suite 201, Boca Raton, Florida 33432 terminated on February 28, 2010. No consideration was paid for the termination of the sublease between 1st United, LLC and the Company.


          On March 5, 2010, the Company and Steven N. Bronson and Kimberly Bronson (collectively the "Sellers") mutually agreed to terminate the previously announced Purchase Agreement, dated December 2, 2009, between the Company and the Sellers pursuant to which the Company was to acquire all of the membership interests in Catalyst Financial LLC, an investment banking firm registered as a broker-dealer with the U.S. Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority ("FINRA"). Steven N. Bronson, the Company's Chairman and President is also the owner, registered principal and President of Catalyst Financial, LLC.

         Pursuant to the Purchase Agreement, the Company had agreed to pay a purchase price of $87,500 to the Sellers in exchange for 100% of the membership interests of Catalyst Financial (the "Transaction"). In addition the Company was required to reimburse the Sellers for certain expenses incurred by Catalyst Financial, LLC prior to the closing of the Transaction. The Purchase Agreement also contained various representations and warranties, certain covenants and indemnification obligations. The foregoing summary of the Purchase Agreement is not complete and is qualified by the full text of the Purchase Agreement, a copy of which was previously filed by the Company as Exhibit 10.37.

          No termination fees were paid in connection with the termination of the Purchase Agreement.

          The Company announced the termination of the Purchase Agreement in a press release, dated March 8, 2010, a copy of which is attached hereto as
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
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10.38     Copy of form Sublease, dated January 1, 2009, by and between BKF
          Capital Group, Inc. and Lion Gables Realty Limited Partnership.

99.1     Press Release, dated March 8, 2010.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2010

                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President